UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NOVELL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

NOVELL, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: February 13, 2009

Date: April 06, 2009 Time: 10:00 AM EST Location: Novell, Inc.

404 Wyman Street Waltham, MA 02451

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This is an overview only of the proxy materials. The materials you should review before you cast your vote are now available. You may view the proxy materials online or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only

Job #

Envelope #

Sequence #

# of # Sequence #

BROKER LOGO

HERE

Return Address Line 1 Return Address Line 2 Return Address Line 3

51 MERCEDES WAY

EDGEWOOD NY 11717

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

1 OF 2 12 15

0000009278_1 R2.09.01.08

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement

How To View Online:

Have the 12 Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

You can choose to receive a paper or an e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before March 24, 2009

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

0000009278_2 R2.09.01.08

Voting items

The Board of Directors recommends you vote FOR the following proposal(s).

1. Election of Directors

Nominees

1 Albert Aiello

2 Fred Corrado

3 Richard L. Crandall

4 Gary G. Greenfield

5 Judith H. Hamilton

6 Ronald W. Hovsepian

7 Patrick S. Jones

8 Claudine B. Malone

9 Richard L. Nolan

10 Thomas G. Plaskett

11 John W. Poduska, Sr., Sc.D.

12 Kathy Brittain White

The Board of Directors recommends you vote FOR the following proposal(s).

2 To approve the Novell, Inc. 2009 Omnibus Incentive Plan

3 To ratify the selection of

PricewaterhouseCoopers LLP as Novell’s independent registered public accounting firm for the fiscal year ending October 31, 2009

0000 0000 0000

BARCODE

Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

0000009278_3 R2.09.01.08

Voting items Continued Reserved for Broadridge Internal Control Information

NOTE : Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

Job #

Envelope #

Sequence #

# of # Sequence #

0000009278_4 R2.09.01.08

NOVELL, INC. ANNUAL MEETING TO BE HELD ON 04/06/09 AT 10:00 A.M. EST
FOR HOLDERS AS OF 02/13/09 * ISSUER CONFIRMATION COPY - INFO ONLY *

1 1-0001

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

670006105

DIRECTORS

PROPOSAL(S)

PROPOSAL(S)	DIRECTORS RECOMMEND		FOR	AGAINST	ABSTAIN
1A - ELECTION OF DIRECTOR: ALBERT AIELLO ---->>>	FOR --->>> 0010113	1A	X	X	X
1B - ELECTION OF DIRECTOR: FRED CORRADO ---->>>	FOR --->>> 0010113	1B	X	X	X
1C - ELECTION OF DIRECTOR: RICHARD L. CRANDALL ---->>>	FOR --->>> 0010113	1C	X	X	X
1D - ELECTION OF DIRECTOR: GARY G. GREENFIELD ---->>>	FOR --->>> 0010113	1D	X	X	X
1E - ELECTION OF DIRECTOR: JUDITH H. HAMILTON ---->>>	FOR --->>> 0010113	1E	X	X	X
1F - ELECTION OF DIRECTOR: RONALD W. HOVSEPIAN ---->>>	FOR --->>> 0010113	1F	X	X	X
1G - ELECTION OF DIRECTOR: PATRICK S. JONES ---->>>	FOR --->>> 0010113	1G	X	X	X
1H - ELECTION OF DIRECTOR: CLAUDINE B. MALONE ---->>>	FOR --->>> 0010113	1H	X	X	X
1I - ELECTION OF DIRECTOR: RICHARD L. NOLAN ---->>>	FOR --->>> 0010113	1I	X	X	X
1J - ELECTION OF DIRECTOR: THOMAS G. PLASKETT ---->>>	FOR --->>> 0010113	1J	X	X	X
1K - ELECTION OF DIRECTOR: JOHN W. PODUSKA, SR., SC.D. ---->>>	FOR --->>> 0010113	1K	X	X	X
1L - ELECTION OF DIRECTOR: KATHY BRITTAIN WHITE ---->>>	FOR --->>> 0010113	1L	X	X	X
2 *- TO APPROVE THE NOVELL, INC. 2009 OMNIBUS INCENTIVE PLAN. ---->>>	FOR --->>> 0029101	2	X	X	X
3 - TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS NOVELL'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. ---->>>	FOR --->>> 0010200	3	X	X	X

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

DO NOT USE

VIF01H

FOLD AND DETACH HERE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 04/06/09 FOR NOVELL, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM ** E **
- PROXY MATERIALS

2 -I -S

DIRECTORS
(MARK "X" FOR ONLY ONE BOX)

X THIS SPACE INTENTIONALLY LEFT BLANK
X PLEASE INDICATE YOUR VOTING
X INSTRUCTIONS FOR EACH PROPOSAL

USE NUMBER ONLY

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK X

SEE VOTING INSTRUCTION NO. 2 ON REVERSE

A/C:

670006105

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING X

Broadridge

51 MERCEDES WAY
EDGEWOOD NY 11717

P71408

NOVELL, INC.
404 WYMAN STREET, SUITE 500
WALTHAM, MA 02541
ATTN: ELSPETH GRANT PRUETT

FOLD AND DETACH HERE

SIGNATURE(S) DATE

VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD

TO YOU THE ENCLOSED PROXY MATERIAL

RELATIVE TO SECURITIES HELD BY US IN YOUR

ACCOUNT BUT NOT REGISTERED IN YOUR NAME.

ONLY WE AS THE HOLDER OF RECORD CAN VOTE

SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE

YOUR SECURITIES IN ACCORDANCE WITH

YOUR WISHES, IF YOU WILL EXECUTE THE FORM

AND RETURN IT TO US PROMPTLY IN THE

ENCLOSED BUSINESS REPLY ENVELOPE IT IS

UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE

MARKING THE FORM YOUR SECURITIES

WILL BE VOTED AS RECOMMENDED BY THE

BOARD OF DIRECTORS ON ALL MATTERS TO BE

CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR

AUTHORITY TO VOTE YOUR SECURITIES IN THE

ABSENCE OF YOUR INSTRUCTIONS CAN BE

DETERMINED BY REFERRING TO THE APPLICABLE

VOTING INSTRUCTION NUMBER INDICATED ON

THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR

SECURITIES HAVE BEEN LOANED OVER RECORD

DATE. THE NUMBER OF SHARES WE VOTE ON

YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED

DOWNWARD.

INSTRUCTION 1

IF YOUR SECURITIES ARE HELD BY A BROKER

WHO IS A MEMBER OF THE NEW YORK STOCK

EXCHANGE (NYSE). THE RULES OF THE NYSE

WILL GUIDE THE VOTING PROCEDURES. THESE

RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT

RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF

THE FIRST VOTE. THE PROXY MAY BE GIVEN AT

DISCRETION OF YOUR BROKER (ON THE TENTH

DAY, IF THE MATERIAL WAS MAILED AT LEAST

15 DAYS PRIOR TO THE MEETING DATE: ON THE

FIFTEENTH DAY IF THE PROXY MATERIAL WAS

MAILED 25 DAYS OR MORE PRIOR TO THE

MEETING DATE). IN ORDER FOR YOUR BROKER

TO EXERCISE THIS DISCRETIONARY AUTHORITY.

PROXY MATERIAL WOULD NEED TO HAVE BEEN

MAILED AT LEAST 15 DAYS PRIOR TO THE

MEETING DATE. AND THE MATTER(S) BEFORE

THE MEETING MUST BE DEEMED “ROUTINE”

IN NATURE ACCORDING TO NYSE GUIDELINES.

IF THESE TWO REQUIREMENTS ARE MET. AND

YOU HAVE NOT COMMUNICATED TO US PRIOR

TO THE FIRST VOTE BEING ISSUED, WE MAY

VOTE YOUR SECURITIES AT OUR DISCRETION

ON THESE MATTER(S). WE WILL NEVERTHELESS

FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR

DISCRETIONARY VOTE HAS ALREADY BEEN

GIVEN. PROVIDED YOUR INSTRUCTIONS ARE

RECEIVED PRIOR TO THE MEETING DATE.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR

SHARES CANNOT BE VOTED WITHOUT YOUR

SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IF YOUR SECURITIES ARE HELD BY A BROKER

WHO IS A MEMBER OF THE NEW YORK STOCK

EXCHANGE (NYSE). THE RULES OF THE NYSE

WILL GUIDE THE VOTING PROCEDURES. WE WISH

TO CALL YOUR ATTENTION TO THE FACT THAT

FOR THIS MEETING UNDER THE RULES OF THE

NYSE, WE CANNOT VOTE YOUR SECURITIES ON

ONE OR MORE OF THE MATTERS TO BE ACTED

UPON AT THE MEETING WITHOUT YOUR SPECIFIC

INSTRUCTIONS. THESE RULES PROVIDE THAT IF

INSTRUCTIONS ARE NOT RECEIVED FROM YOU

PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE

PROXY FOR ONE OR MORE OF THE MATTERS MAY

BE GIVEN AT THE DISCRETION OF YOUR BROKER

(ON THE TENTH DAY, IF THE MATERIAL WAS

MAILED AT LEAST 15 DAYS PRIOR TO THE

MEETING, ON THE FIFTEENTH DAY IF THE PROXY

MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR

TO THE MEETING DATE). IN ORDER FOR YOUR

BROKER TO EXERCISE THIS DISCRETIONARY

AUTHORITY FOR ONE OR MORE OF THE MATTERS,

PROXY MATERIAL WOULD NEED TO HAVE BEEN

MAILED AT LEAST 15 DAYS PRIOR TO THE

MEETING DATE. AND THE MATTER(S) BEFORE

THE MEETING MUST BE DEEMED “ROUTINE” IN

NATURE ACCORDING TO NYSE GUIDELINES. IF

THESE TWO REQUIREMENTS ARE MET, AND YOU

HAVE NOT COMMUNICATED TO US PRIOR TO

THE FIRST VOTE BEING ISSUED, WE MAY VOTE

YOUR SECURITIES AT OUR DISCRETION ON ONE

OR MORE OF THE MATTERS TO BE ACTED UPON

AT THE MEETING. WE WILL NEVERTHELESS

FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR

DISCRETIONARY VOTE HAS ALREADY BEEN

GIVEN ON THOSE MATTERS, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE

MEETING DATE.

IF YOUR SECURITIES ARE HELD IN THE NAME OF

A BANK. WE REQUIRE YOUR INSTRUCTIONS ON

ALL MATTERS TO BE VOTED ON AT THE MEETING.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY

FOR US TO HAVE YOUR SPECIFIC VOTING

INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN

YOUR VOTING INSTRUCTIONS TO US PROMPTLY

IN THE RETURN ENVELOPE PROVIDED.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF

SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE

HAVE NOT AS OF YET RECEIVED YOUR VOTING

INSTRUCTION ON THE MATTER(S) TO BE

CONSIDERED AT THIS MEETING AND THE

COMPANY HAS REQUESTED US TO COMMUNICATE

WITH YOU IN AN ENDEAVOR TO HAVE YOUR

SECURITIES VOTED.

Fold and Detach Here

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

Fold and Detach Here

P.O. Box 9138

WRONG WAY

Proxy Services

P.O. Box 9138

Farmingdale NY 11735-9585

NOVELL, INC.

404 WYMAN STREET WALTHAM, MA 02451

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Monday, April 6, 2009 at 10:00 a.m. (local time)

The 2009 Proxy Statement and the 2008 Annual Report are available at:

http://www.novell.com/company/annualmeeting2009

NOVELL, INC.

BAR CODE RESTRICTED

AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you wish to receive a paper or e-mail copy of the proxy materials, please make your request for a copy as instructed below on or before March 23, 2009 to facilitate timely delivery. There is no charge for requesting a paper or e-mail copy.

Dear Stockholder:

The 2009 Annual Meeting of Stockholders of Novell, Inc. (the “Company”) will be held on Monday, April 6, 2009, at 10:00 a.m. (local time), at the Company’s offices located at 404 Wyman Street, Waltham, Massachusetts 02451.

The 2009 Annual Meeting is being held for the following purposes:

(1) to elect the twelve nominees for director identified in the proxy statement;

(2) to approve the Novell, Inc. 2009 Omnibus Incentive Plan; and

(3) to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2009.

The Company’s Board of Directors Recommends a Vote “FOR” Proposals 1, 2 and 3.

The Board of Directors of the Company set February 13, 2009 as the record date for the 2009 Annual Meeting. Stockholders of record who owned the Company’s common stock at the close of business on that date are entitled to vote at and attend the 2009 Annual Meeting.

If you vote your shares electronically via the Internet, you will be asked to enter this 11-digit control number.

CONTROL NUMBER

43400

Stockholders of record as of the record date are encouraged and cordially invited to attend the 2009 Annual Meeting. Directions to the 2009 Annual Meeting are available at http://www.novell.com/company/annualmeeting2009.

Meeting Location

Novel, Inc.

404 Wyman Street

Waltham, MA 02451

The following proxy materials are available for review at http://www.novell.com/company/annualmeeting2009 the Company’s 2009 Proxy Statement

the Company 2008 Annual Report

To request a paper or e-mail copy of the proxy materials

Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

E-mail : shrrelations@bnymellon.com

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS.

The proxy materials for Novell, Inc. are available for review at:

http://www.novell.com/company/annualmeeting2009

VOTE ELECTRONICALLY VIA THE INTERNET

To vote online, go to:

http://www.novel.com/company/annualmeeting2009

and click on the “BNY Mellon” link under “Vote Your Proxy”.

You must reference your 11-digit control number when you vote online,

so please have this notice in hand when you access this website.

43400